                                                                     EXHIBIT 4.1

                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF FLORIDA

NUMBER -0-                                                         0 SHARES

                     FIRST CAPITAL BANK HOLDING CORPORATION
                                  COMMON STOCK

This Certifies that SPECIMEN is the owner of SPECIMEN Shares of the Capital Stock of THE FIRST CAPITAL BANK HOLDING CORPORATION, ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA, fully paid and non-assessable ________ [SEAL] transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto affixed at Fernandina Beach, FL this _______________________ day of _____________________ A.D.




_____________________________                   ___________________________
MICHAEL G. SANCHEZ, PRESIDENT                   LAWRENCE PIPER, SECRETARY


                          Shares $.01 Par Value Each.
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                                  CERTIFICATE
                                  FOR 0 SHARES
                                     OF THE
                                 CAPITAL STOCK

                               FIRST CAPITAL BANK
                              HOLDING CORPORATION

                                   ISSUED TO

                            _______________________

                                     DATED

                            _______________________


     For Value Received, _____ hereby sell, assign and transfer unto
____________________________________________________________________
____________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Date _____________________________  ____

          In presence of

          ------------------------------    ---------------------------------


NOTICE, THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.